DERIVED INFORMATION 12/1/05

$130,000,000

Classes M-1 through M-8

Mezzanine Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

	HEAT 2006-1
$781,600,000	ABS-RMBS-B&C
60% Severity / 6 Month Lag / Triggers Failing / To Maturity / Servicer Advancing
Class	Moody's	S&P	Fitch	Class Size	WAL	% of Cap	Libor Fwd CDR	Libor Fwd Cum Losses	Libor Fwd +200 CDR	Libor Fwd +200 Cum Losses	Initial CE	Guidance	Px Level	Circled	Allocation	Account
1A1	Aaa	AAA	AAA	255.000	2.00						21.20%	NA
2A1	Aaa	AAA	AAA	213.000	1.00						21.20%	8A
2A2	Aaa	AAA	AAA	62.000	2.00						21.20%	17A
2A3	Aaa	AAA	AAA	65.000	3.00						21.20%	L20's
2A4	Aaa	AAA	AAA	35.400	5.80						21.20%	L30's
M1	Aa1	AA+	AA+	28.800	4.70		17.7	21.5%	18.0	21.8%	17.60%	L40's
M2	Aa2	AA+	AA	26.400	4.50		14.6	18.6%	14.7	18.7%	14.30%	M40's
M3	Aa3	AA	AA-	18.000	4.40		12.6	16.6%	12.7	16.7%	12.05%	H40's
M4	A1	AA	A+	12.400	4.30		11.2	15.1%	11.3	15.2%	10.50%	L50's
M5	A2	AA-	A	12.800	4.20		9.9	13.6%	9.9	13.6%	8.90%	M60's
M6	A3	A+	A-	11.200	4.20		8.8	12.3%	8.8	12.3%	7.50%	L70's
M7	Baa1	A	A-	10.400	4.20		7.7	11.0%	7.6	10.9%	6.20%	165A
M8	Baa2	A-	BBB+	10.000	4.20		6.7	9.7%	6.6	9.6%	4.95%	230A
B1	Baa3	BBB+	BBB+	7.600	4.10						4.00%	L 300's
B2	Ba1	BBB	BBB	7.200	4.10						3.10%
B3	Ba2	BBB-	BBB-	6.400	4.10						2.30%
Lead Manager	CSFB			$781.600							FULLY FUNDED OC
Co Managers											TRUE
Trade Date											2.30%
Expected Settlement	1/4/2006
Legal Final

Issuer	HEAT 2006-1							* Update #5* $2.032 bln CWL 2005-14
								Lead: CSC, Co-Mgrs: RBSGC, Bear
Originators			Initial OC%	2.30%	WA Loan Size	165,403
1st			% MI	0.00%	# of Loans	4,687		CLASS SIZE WAL WINDOW S&P/Mdys C/E% Px Talk Status
2nd			% 2nd Lien	3.50%	WA Coupon	7.31%		1A1 429.264 2.44 1- 85 AAA/Aaa 20.80 ***** NA *****
3rd			% Silent Seconds		WA Margin	5.56%		2A1 386.093 2.45 1- 85 AAA/Aaa 20.80 ***** NA *****
4th			% MH	0.10%	%DTI			2A2 43.171 2.45 1- 85 AAA/Aaa 20.80 ***** NA *****
5th			% Multi Family	5.50%				3A1 377.744 1.00 1- 22 AAA/Aaa 20.80 1ML+9-10 SUBJ.
					% CLTV			3A2 321.249 3.00 22- 66 AAA/Aaa 20.80 1ML+24a SUBJ.
Servicer			WA Fico Score	621	% LTV	80.10%		3A3 105.679 6.75 66- 85 AAA/Aaa 20.80 1ML+34a 1.05x
1st	Wells Fargo	70.00%	FICO < 560	9.50%				M1 75.600 4.89 42- 85 AA+/Aa1 17.20 1ML+46a SUBJ.
2nd	SPS	30.0%	FICO < 600	35.00%	GEO 1st	CA	23.90%	M2 67.200 4.83 40- 85 AA /Aa2 14.00 1ML+48a SUBJ.
3rd					GEO 2nd	FL	10.80%	M3 43.050 4.80 39- 85 AA-/Aa3 11.95 1ML+50a 1.30x
			% IO's	29.99%	GEO 3rd	MA	5.40%	M4 37.800 4.78 39- 85 A+/A1 10.15 1ML+75a SUBJ.
% ARMS	86.40%		12 month	0.00%	GEO 4th	IL	4.60%	M5 35.700 4.76 38- 85 A /A2 8.45 1ML+80a SUBJ.
1/29	0.20%		24 month	0.90%	%CA	NJ	4.40%	M6 32.550 4.76 38- 85 A-/A3 6.90 1ML+85a SUBJ.
2/28	77.20%		36 month	0.30%				M7 27.300 4.75 37- 85 BBB+/Baa1 5.60 1ML+200a 0.65x
3/27	4.50%		60 month	26.80%	Alabama			M8 26.250 4.73 37- 85 BBB /Baa2 4.35 1ML+250a 0.30x
5/25	4.40%		120 month	1.90%	Mississippi			B 24.150 4.73 37- 85 BBB-/Baa3 3.20 1ML+350a 0.75x
6 month	0.10%				Louisiana
7/23	-		% Owner Occupied	95.00%	Katrina		0.00%
3/1	-		% Investor	4.70%
5/1	-		% Second Home	0.30%
7/1	-
10/1	-		% Purchase	32.80%
			% Cash Out	62.90%
% FIXED	13.60%		% Refi	4.20%
30/15 Yr	11.90%
Balloon	1.70%		% Full Doc	73.40%
			% Limited Doc	9.70%
Neg Am	0.00%		% Stated Doc	16.70%
MTA	FALSE